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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to

                           Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2001
                                                  -----------------


                               DOR BioPharma, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-14778                                     41-1505029
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     (Commission File Number)               (I.R.S. Employer Identification No.)


28101 Ballard Drive, Suite F, Lake Forest, Illinois                   60045
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       Address of Principal Executive Offices)                        (Zip Code)


                                 (847) 573-8990
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              (Registrant's Telephone Number, Including Area Code)

                               Endorex Corporation
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 2.   Acquisition or Disposition of Assets

          On November 29, 2001, DOR BioPharma, formerly know as "Endorex Corporation" ("DOR") acquired all of the outstanding capital stock of Corporate Technology Development, Inc., a Delaware corporation ("CTD"), pursuant to an Agreement and Plan of Merger and Reorganization dated as of July 31, 2001, as amended on November 29, 2001 (as amended, the "Merger Agreement"), by and among Endorex, CTD and Roadrunner Acquisition, Inc., a wholly owned subsidiary of DOR ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into CTD (the "Merger"), with CTD becoming a wholly owned subsidiary of DOR. CTD is a development stage pharmaceutical company which uses its tangible and intangible assets, consisting primarily of intellectual property, licenses, and patents, to develop, through its subsidiaries, new oral and mucosal formulations and new therapeutic indications of drugs that previously have been approved by the U.S. Food and Drug Administration for marketing in the United States. Some of the assets of CTD consisted of cash, a lease of real property and personal property used in CTD's business. DOR intends to continue to use those assets in CTD's business.

          In consideration for the purchase of the outstanding securities of CTD, DOR will issue (i) approximately 9,050,544 shares of its common stock to holders of capital stock of CTD, (ii) options to purchase approximately 359,042 shares of its common stock at an exercise price of $0.74 per share to holders of options to acquire CTD common stock,
          (iii) warrants to purchase approximately 207,070 shares of its common stock at an exercise price of $8.10 per share to holders of warrants to acquire CTD preferred stock, and (iv) approximately 383,334 shares of its common stock as bonus payments to CTD employees. The consideration paid was determined by arms-length negotiations.

          Steve H. Kanzer is a director of DOR and was the President and Chief Executive Officer and a director of CTD. As of October 15, 2001, Mr. Kanzer beneficially owned 1.92% of Endorex's common stock and 21.0% of CTD's common stock. Mr. Kanzer received a bonus payment of 250,000 shares of DOR common stock as an employee of CTD upon the closing of the Merger. Mr. Kanzer serves on the board of directors of DOR as a designee of Aries Select, Ltd. ("Aries") and Aries Select I LLC ("Aries I"), each of which is a principal stockholder of DOR. Aries Select II LLC is also a stockholder of DOR ("Aries II").

          Paramount Capital Asset Management, Inc. ("PCAM") is the investment manager of Aries and the managing member of each of Aries I and Aries
          II. Lindsay A. Rosenwald, M.D. is the Chairman and sole stockholder of PCAM and Paramount Capital, Inc. ("Paramount"). As of October 15, 2001, Dr. Rosenwald beneficially owned 34.0% of Endorex's common stock. Paramount has acted as a placement agent in connection with certain private placements of DOR's common stock, as a finder in connection with a private placement of DOR's common stock and warrants, and as a financial advisor to DOR. In addition, certain officers,



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          employees and associates of Paramount and its affiliates own securities of DOR and a subsidiary of DOR.

          Dr. Rosenwald is also the Chairman and sole stockholder of Huntington Street Company ("Huntington") and June Street Company ("June Street"), and is the sole member of Paramount Capital Drug Development Holdings LLC ("Paramount Holdings"). Paramount Holdings and Dr. Rosenwald's wife were principal stockholders of CTD. Dr. Rosenwald, Huntington and June Street were also stockholders of CTD. In addition, certain officers, employees and associates of Paramount and its affiliates owned securities of CTD and subsidiaries of CTD. Paramount has also acted as a placement agent in connection with certain private placements of CTD's Series A preferred stock. As of October 15, 2001, Dr. Rosenwald beneficially owned 56.5% of CTD's common stock and 6.0% of CTD's Series A preferred stock. Additionally, as of October 15, 2001, Dr. Rosenwald's wife beneficially owned 8.9% of CTD's common stock.

          Mr. Peter Kash, an employee of Paramount who as of October 15, 2001 beneficially owned 5.0% of CTD's common stock and was a security holder of DOR, and Mr. Martin Kratchman, an employee of Paramount who was a security holder of both DOR and CTD, will receive options to acquire an aggregate of 100,000 shares of common stock of DOR (the "Options"). Mr. Kash and Mr. Kratchman are receiving the Options as compensation for their financial advisory services to DOR in connection with the Merger.

          Pursuant to the Escrow Agreement dated November 29, 2001, as amended on November 29, 2001 (as amended, the "Escrow Agreement"), by and among DOR, certain stockholders of CTD, Mr. Peter Kliem, as the representative of such certain CTD stockholders, and Wells Fargo Bank Minnesota, National Association, as escrow agent, 1,350,000 shares of DOR common stock to be issued to the stockholders of CTD in the Merger were deposited into an escrow fund to indemnify DOR for any losses or damages resulting from breaches of the merger agreement by CTD and for other matters specified in the Merger Agreement. Except in limited circumstances, the escrow shares are DOR's exclusive remedy for claims for indemnification and DOR will receive compensation only if its aggregate damages exceed $100,000. On each of March 31, 2002, September 30, 2002 and March 31, 2003, 674,975, 337,502 and 337,523
          shares of DOR common stock, respectively, less any shares subject to an indemnification claim or which have been distributed to DOR pursuant to indemnification claims, shall be distributed to the CTD stockholders from the escrow.

          Each affiliate of CTD has entered into an agreement (collectively, the "Affiliate Agreements") with DOR pursuant to which they each agreed not to sell, assign or transfer their DOR common stock, options and warrants received in connection with the Merger until the date upon which Endorex shall have filed two reports on either Form 10-QSB or 10-KSB with the SEC for any two reporting periods subsequent to the effective date of the merger and thereafter only pursuant to an


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          effective registration statement or an exemption under the Securities
          Act of 1933, as amended.

          The foregoing descriptions of the Merger Agreement, the Escrow Agreement, the Affiliate Agreements and the transactions contemplated thereby are qualified by reference to such agreements, which are filed as exhibits hereto.

          A copy of DOR's press release dated December 3, 2001, regarding the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Financial Statements of Businesses Acquired.

               The financial statements required by this item have been previously reported by Endorex and are included in the Joint Proxy Statement/Prospectus that forms a part of the Registration Statement on Form S-4 of DOR, as filed with the Securities and Exchange Commission and declared effective on October 23, 2001 and are incorporated by reference herein.

          (b)  Pro Forma Financial Information.

               The financial statements required by this item have been previously reported by Endorex and are included in the Joint Proxy Statement/Prospectus that forms a part of the Registration Statement on Form S-4 of DOR, as filed with the Securities and Exchange Commission and declared effective on October 23, 2001 and are incorporated by reference herein.

          (c)  Exhibits

               2.1 Agreement and Plan of Merger and Reorganization dated as of July 31, 2001 by and among DOR BioPharma, Inc. ("DOR"), Roadrunner Acquisition, Inc. ("Roadrunner") and Corporate Technology Development, Inc. ("CTD") - Incorporated by reference from our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2001.

               2.2 Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of November 29, 2001 by and among DOR, Roadrunner and CTD.

               10.1 Escrow Agreement dated November 29, 2001 by and among DOR, certain stockholders of CTD, Peter O. Kliem and Wells Fargo Bank Minnesota, National Association ("Wells Fargo").

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               10.2  Amendment No. 1 to Escrow Agreement dated November 29, 2001 by and among DOR, Paramount Capital Drug Development Holdings LLC, Peter O. Kliem and Wells Fargo.

               10.3 Form of Affiliate Agreement dated as of August 15, 2001 by and between DOR and the affiliates of CTD - Incorporated by reference from our Registration Statement on Form S-4, as amended (File No. 333-70750).

               23.1  Consent of Richard A. Eisner & Company, LLP.

               99.1  Press Release dated December 3, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DOR BioPharma, Inc.
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                                           (Registrant)

                                           By: /s/ Colin Bier
                                               --------------------------------
                                           Name:  Colin Bier
                                           Title: Chief Executive Officer

Dated: December 14, 2001




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                                  EXHIBIT INDEX

Exhibit No.                         Description
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2.1            Agreement and Plan of Merger and Reorganization dated as of July
               31, 2001 by and among DOR BioPharma, Inc. ("DOR"), Roadrunner Acquisition, Inc. ("Roadrunner") and Corporate Technology Development, Inc. ("CTD") - Incorporated by reference from our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2001.

2.2 Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of November 29, 2001 by and among DOR, Roadrunner and CTD.

10.1 Escrow Agreement dated November 29, 2001 by and among DOR, certain stockholders of CTD, Peter O. Kliem and Wells Fargo Bank Minnesota, National Association ("Wells Fargo").

10.2 Amendment No. 1 to Escrow Agreement dated November 29, 2001 by and among DOR, Paramount Capital Drug Development Holdings LLC, Peter O. Kliem and Wells Fargo.

10.3 Form of Affiliate Agreement dated as of August 15, 2001 by and between DOR and the affiliates of CTD - Incorporated by reference from our Registration Statement on Form S-4, as amended (File No. 333-70750).

23.1           Consent of Richard A. Eisner & Company, LLP.

99.1           Press Release dated December 3, 2001.